UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 14, 2012

NORTHSTAR REALTY FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Public Offering of 8.25% Series B Cumulative Redeemable Preferred Stock by NorthStar Realty Finance Corp.

On March 14, 2012, NorthStar Realty Finance Corp. (the “Company”) and NorthStar Realty Finance Limited Partnership (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein (the “Underwriters”), with respect to the offer and sale (the “Offering”) by the Company of an additional 1,600,000 shares of the Company’s 8.25% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, liquidation preference $25 per share (“Series B Preferred Stock”). The Underwriting Agreement provides that the purchase price per share of the Series B Preferred Stock to the Company shall be $22.3325 (including accrued dividends of $0.20625 per share from and including February 15, 2012 to but excluding March 21, 2012, the expected delivery date of the shares of Series B Preferred Stock).  Pursuant to the terms of the Underwriting Agreement, the Company has granted to the Underwriters an over-allotment option, exercisable for 30 days, with respect to an additional 240,000 shares of the Series B Preferred Stock at the same price per share to the Company.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  Under the terms of the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriters may be required to make in respect of these liabilities and to reimburse the Underwriters for certain expenses.  In the ordinary course of business the Underwriters or their affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein.  This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Underwriting Agreement, the Company expects to issue and sell to the public 1,600,000 shares of the Series B Preferred Stock on March 21, 2012 at $23.12 per share. The net proceeds to the Company from the Offering are expected to be approximately $35.5 million (assuming the over-allotment option is not exercised) or $40.8 million (if the over-allotment option is exercised in full), in each case, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering is being made pursuant to the prospectus supplement dated March 14, 2012 and the accompanying base prospectus dated May 12, 2009, filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-157749) (the “Registration Statement”), which was initially filed with the Commission on March 6, 2009 and declared effective on May 12, 2009.

In connection with the issuance and sale of the Series B Preferred Stock, the Company caused Articles Supplementary classifying 1,620,000 shares of the Company’s authorized preferred stock as additional shares of Series B Preferred Stock and increasing the aggregate authorized shares of Series B Preferred Stock to 9,440,000 to be filed with the Maryland State Department of Assessments and Taxation on March 19, 2012. A copy of the above-referenced Articles Supplementary is attached to this Current Report on Form 8-K as Exhibit 3.1.

The Company’s Series B Preferred Stock ranks senior to the Company’s common stock and any other junior shares that the Company may issue in the future, and on parity with the Company’s 8.75% Series A Cumulative Redeemable Preferred Stock and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary, dated February 6, 2007, filed as Exhibit 3.2 to the Company’s registration statement on Form 8-A on February 7, 2007, and the Articles Supplementary attached as Exhibit 3.1 hereto.

Item 8.01 Other Events.

The Company, as the general partner of the Partnership, expects to amend the agreement of limited partnership of the Partnership on March 21, 2012 to reflect the issuance of an additional 1,600,000 of the Partnership’s 8.25% Series B Preferred Units, liquidation preference $25.00 per Series B Preferred Unit (the “Series B Preferred Units”). A form of such amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The Company expects to contribute the net proceeds from the Offering to the Partnership on March 21, 2012, in exchange for 1,600,000 Series B Preferred Units (with economic terms that mirror the terms of the Series B Preferred Stock). The issuance of the Series B Preferred Units to the Company will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Series B Preferred Units rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Partnership and on parity with the Partnership’s 8.75% Series A Preferred Units and other preferred units in the Partnership, the terms of which place them on parity with the Series B Preferred Units, as set forth in the Third Amendment to the Partnership’s limited partnership agreement, dated as of February 7, 2007, filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K on February 9, 2007, and the form of the Sixth Amendment to the Partnership’s limited partnership agreement attached as Exhibit 99.1 hereto.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of Series B Preferred Stock in the Offering  is attached to this Current Report on Form 8-K as Exhibit 5.1.  Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 14, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Citigroup Global Markets Inc., as Representative of the Several Underwriters named therein.

3.1

Articles Supplementary Classifying 1,620,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of 8.25% Series B Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share.

5.1	Opinion of Venable LLP as to validity of the Series B Preferred Stock.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Form of Sixth Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: March 19, 2012	By:	/s/ Ronald J. Lieberman
		Name:	Ronald J. Lieberman
		Title:	General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 14, 2012, by and among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and Citigroup Global Markets Inc., as Representative of the Several Underwriters named therein.

3.1

Articles Supplementary Classifying 1,620,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of 8.25% Series B Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share.

5.1	Opinion of Venable LLP as to validity of the Series B Preferred Stock.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Form of Sixth Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership.